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                                                                      Exhibit 23


                         Consent of Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-59312) of our report dated April 9, 2002 on the financial statements as of December 31, 2001 and 2000, and for the year ended December 31, 2001 of the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan appearing on page 4 of this Form 11-K.


                                            /s/ Crowe, Chizek and Company LLP
                                            Crowe, Chizek and Company LLP

Columbus, Ohio
July 1, 2002